UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12 2010 (October 12, 2010)
Retail Ventures, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-10767	20-0090238

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4150 E. Fifth Avenue, Columbus, Ohio	43219

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 238-4148
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.
On October 12, 2010, the Audit Committee of the Board of Directors of Retail Ventures, Inc. (the “Company”), following discussion with management concluded that the previously issued consolidated financial statements with respect to the Company’s quarter ended October 31, 2009 and fiscal year ended January 30, 2010 should no longer be relied upon in view of the error in such financial statements in the disclosure of diluted earnings per share from continuing operations attributable to Retail Ventures, Inc. common shareholders and diluted earnings per share attributable to Retail Ventures, Inc. common shareholders and because the restated financial statements for this fiscal year would be included in the amendments to the Company’s Form 10-Q/A for the quarter ended October 31, 2009 and Form 10-K/A for the fiscal year ended January 30, 2010, which are being filed today with the Securities and Exchange Commission.
The Audit Committee of the Board of Directors of the Company also discussed this matter with the Company’s independent registered public accountants, Deloitte & Touche LLP.
The following is a summary of the effects of this change on the periods presented in the 10-Q/A:

Nine months ended
(unaudited)
November 1,
2008
Diluted earnings per share from continuing operations attributable to Retail Ventures, Inc. common shareholders:
As restated	$1.58
As originally reported	$0.82

Diluted earnings (loss) per share attributable to Retail Ventures, Inc. common shareholders:
As restated	$1.14
As originally reported	$0.38
The following is a summary of the effects of this change on the periods presented in the 10-K/A:

	Fiscal year ended
	January 31,	February 2,
	2009	2008
Diluted earnings per share from continuing operations attributable to Retail Ventures, Inc. common shareholders:
As restated	$1.28	$1.54
As originally reported	$2.00	$4.26

Diluted earnings (loss) per share attributable to Retail Ventures, Inc. common shareholders:
As restated	$0.30	$(1.82)
As originally reported	$1.03	$0.91

	Thirteen weeks ended
	(unaudited)
	May 3,	August 2,
Year ended January 31, 2009	2008	2008
Diluted earnings per share from continuing operations attributable to Retail Ventures, Inc. common shareholders:
As restated	$0.46	$0.27
As originally reported	$0.82	$0.45

Diluted earnings (loss) per share attributable to Retail Ventures, Inc. common shareholders:
As restated	$0.21	$0.18
As originally reported	$0.56	$0.36
The dollar amount of revenues, expenses, net (loss) income attributable to Retail Ventures, Inc., the consolidated balance sheets, the consolidated statements of cash flows, and the consolidated statements of shareholders’ equity for all periods reported in the original Form 10-K filed April 14, 2010 is unchanged. Additionally there is no impact on the Company’s subsidiary, DSW Inc.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Retail Ventures, Inc.
Date: October 12, 2010	By:	/s/ James A. McGrady
James A. McGrady
Chief Executive Officer, President, Chief Financial Officer and Treasurer